                                                                    Exhibit 10.8


                               FIRST AMENDMENT TO
                   SECURITIES PURCHASE AND EXCHANGE AGREEMENT

         This FIRST AMENDMENT TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "First Amendment") is made as of December 31, 1996 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); CITADEL BROADCASTING COMPANY, a Nevada corporation ("Citadel"); DESCHUTES ACQUISITION CORPORATION, a Nevada corporation ("DAC"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer") BANK OF AMERICA ILLINOIS, an Illinois banking corporation formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT
F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co-Investors"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); and JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors").

                                    RECITALS

         A. As of June 28, 1996, certain parties to this agreement entered into that certain Securities Purchase and Exchange Agreement (the "Securities Purchase and Exchange Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Securities Purchase and Exchange Agreement.

         B. Endeavour and the Endeavour Co-Investors are the sole owners of all of the outstanding preferred stock of Deschutes River Broadcasting Inc., an Oregon corporation ("Deschutes"). As of August 30, 1996, the Company, Citadel Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company ("CAC"), and Deschutes entered into that certain Merger Agreement (the "Merger Agreement"). As of September 17, 1996, CAC changed its name to Deschutes License, Inc. ("DLI"), and as of December 18, 1996 DLI assigned its rights under the Merger Agreement to DAC. Pursuant to the Merger Agreement, Deschutes and DAC will merge, with DAC to be the surviving corporation. In consideration of such merger, Endeavour, the Endeavour Co-Investors and the holders of the Common Stock of Deschutes will receive Class A Common Stock, Series E Preferred Stock and/or options to purchase Class A Common Stock.

         C. In order to induce Endeavour and the Endeavour Co-Investors to permit the transactions contemplated by the Merger Agreement, the parties to this First Amendment wish to amend the Securities Purchase and Exchange Agreement to (i) grant Endeavour and the


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Endeavour Co-Investors all of the rights (and make Endeavour and the Endeavour
Co-Investors subject to all of the obligations) as Investors under the Securities Purchase and Exchange Agreement and (ii) make Endeavour and the Endeavour Co-Investors parties to the Securities Purchase and Exchange Agreement.

         D. In connection with the transactions contemplated by the Merger Agreement, the Company, Endeavour, the Endeavour Co-Investors, and certain other parties have also agreed to enter into the following agreements, each of even date: that certain First Amendment to Third Amended and Restated Registration Rights Agreement; that certain First Amendment to Second Amended and Restated Stockholders Agreement; that certain First Amendment to Amended and Restated Voting Agreement; and that certain Security Holder Agreement (the "Endeavour Proxy") (together with this First Amendment, the Merger Agreement, and the transactions contemplated thereby, the "Contemplated Transactions").

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Amendment agree as follows:

         1. Consents and Waivers. Each of the parties hereto hereby consents to this First Amendment and the inclusion of Endeavour and the Endeavour Co-Investors as "Investors" under the Securities Purchase and Exchange Agreement pursuant to the terms and conditions of this First Amendment. Further, each of the parties hereto waives in connection with the Contemplated Transactions any rights he/she/it may possess pursuant to the negative covenants contained in Sections 11.a, 11.d, 11.e, 11.f, 11.g, 11.i, 11.k and 11.l of the Securities Purchase and Exchange Agreement. No other provisions are waived.

         2.       Amendments.

                  2.1. Section 1 of the Securities Purchase and Exchange Agreement is amended by adding the following definitions in appropriate alphabetical order:

                           2.1.1. "Deschutes Option Exchange Agreements" shall
                  mean those award agreements between the Company and certain former employees of Deschutes pursuant to which such employees receive Parent Options upon conversion of the Deschutes Options (as those terms are defined in the Merger Agreement), in the form attached to the Securities Purchase and Exchange Agreement as Exhibit I.iii. for incentive stock options and in the form "Deschutes Option Exchange Agreement" attached hereto as Exhibit A for nonqualified stock options.

                           2.1.2. "Endeavour" shall mean and refer to The
                  Endeavour Capital Fund Limited Partnership, an Oregon limited partnership.

                           2.1.3. "Endeavour Co-Investors" shall mean and
                  refer, individually and collectively, to those individuals who are designated on the Signature Pages to the First Amendment as the "Endeavour Co-Investors."

                                       2

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                           2.1.4. "Endeavour Proxy" means the Security Holder
                  Agreement of even date herewith, by and among Endeavour, the Endeavour Co-Investors, the Company, Citadel and DAC.

                           2.1.5. "Endeavour Stock" means (i) Series E
                  Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (ii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (i) above, (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise.

                           2.1.6. "First Amendment" shall mean that First
                  Amendment to this Agreement dated as of December 31, 1996 among Endeavour, the Endeavour CoInvestors and the Original Investors.

                           2.1.7. "Series E Preferred Stock" shall mean the
                  Series E Convertible Preferred Stock of the Company, par value $.001 per share.

                           2.2. Section 1 of the Securities Purchase and
Exchange Agreement is further amended by modifying and/or adding the following language to the following definitions:

                           2.2.1. FINOVA Credit Agreement. The current
                  definition is deleted and replaced with:

                           "FINOVA Credit Agreement" means the Loan Agreement by and between Citadel, DAC, DLI, Citadel License Inc, FINOVA and certain other Lenders (as that term is defined therein), dated as of October 9, 1996, as amended and in effect as of December 31, 1996.

                           2.2.2. Sixth Amended and Restated Certificate of
                  Incorporation. The following definition is added:

                           "Sixth Amended and Restated Certificate of
                           Incorporation" means the Certificate of
                           Incorporation of the Company as amended and in effect on the date of the First Amendment (immediately after the Sixth Amendment and Restatement thereof).

                           2.2.3. Change of Control. The current definition is
                  deleted and replaced with:

                           "Change of Control" means the sale of the Company or any of its Subsidiaries to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) Equity Securities of the Company or any of its Subsidiaries possessing the voting power

                                       3

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                           under normal circumstances to elect a majority of
                           the Company's or any of its Subsidiaries' boards of directors (whether by merger, consolidation or sale or transfer of the Company's or any of its Subsidiaries' Equity Securities) or (ii) all or substantially all of the Company's or any of its Subsidiaries' assets determined on a consolidated basis.

                           2.2.4. Change of Control Payment. The current
                  definition is deleted and replaced with:

                           "Change of Control Payment" means any payment to or other consideration transferred to any officer or employee of the Company, or any of its Subsidiaries who holds or owns beneficially or otherwise Equity Securities of the Company by any Person whatsoever in connection with any transaction resulting in a Change of Control of the Company or any of its Subsidiaries, including, without limitation, payments in respect of (i) employment agreements or consulting agreements in excess of such employee's historical ordinary cash compensation as an officer or employee of the Company or any of its Subsidiaries (as the case may be) prior to such transaction, (ii) non-competition agreements, (iii) licenses or (iv) forbearances of any kind; provided, however, that payments in respect of such officer's or employee's Equity Securities of the Company shall not constitute a Change of Control Payment if such payments do not exceed the price per share of Common Stock (adjusted to reflect any applicable exercise price or the like) paid to Holders of Equity Securities of the Company who are not employees.

                           2.2.5. Employee Incentive Securities. The current
                  definition is deleted and replaced with:

                                    "Employee Incentive Securities" means and
                           includes (a) options exercisable for Class A Common Stock, in an aggregate amount not in excess of 62,942 shares of Class A Common Stock (assuming the full exercise of all such issued stock options without regard to any restrictions or limitations on exercise) issued or granted to LRW prior to the date of this Agreement under the Wilson Option Agreement or pursuant to a separate grant of options made to LRW on December 21, 1994, (b) options exercisable for Class A Common Stock, in an aggregate amount not in excess of 34,374 shares of Class A Common Stock (assuming the full exercise of all such stock options without regard to any restrictions or limitations on exercise) to which LRW may become eligible after the date of this Agreement pursuant to the Wilson Option Agreement, (c) options exercisable for Class A Common Stock, in an aggregate amount not in excess of 150,000 shares of Class A Common Stock (assuming the full exercise of all such stock options without regard to any restrictions or limitations on exercise) granted to LRW as of the date of this Agreement pursuant to the 1996 Equity Incentive Plan, (d) options exercisable for

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                           Class A Common Stock, in an aggregate amount not in
                           excess of 414,783 shares of Class A Common Stock (assuming the full exercise of all such issued stock options without regard to any restrictions or limitations on exercise) issued or granted to other employees of Citadel prior to the date of the First Amendment, (e) options exercisable for Class A Common Stock, in an aggregate amount not in excess of 236,578 shares of Class A Common Stock (assuming the full exercise of all such stock options without regard to any restrictions or limitations on exercise) granted to other employees of Citadel as of the date of the First Amendment pursuant to the 1996 Equity Incentive Plan, and (f) options exercisable for Class A Common Stock, in an aggregate amount not in excess of 146,165 shares of Class A Common Stock (assuming the full exercise of all such stock options without regard to any restrictions or limitations on exercise) granted by the Compensation Committee to LRW and/or by the Board of Directors to other employees of Citadel after the date of the First Amendment pursuant to the 1996 Equity Incentive Plan.

                           2.2.6. Investor Stock. The current definition is
                  deleted and replaced with:

                           "Investor Stock" means (i) the Amended and Restated BofA Warrants, (ii) Class B Common Stock held by the BofA Co-Investors on the date hereof, (iii) Class B Common Stock issued or issuable upon the exercise of the Amended and Restated BofA Warrants, (iv) Class A Common Stock issued or issuable upon the conversion of Class B Common Stock described in clause (ii) or clause (iii) above, (iv)(a) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (iv)(b) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause
                           (iv)(a) above, (v) Series A Preferred Stock held by BFC on the date hereof, (vi) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause (v) above,
                           (vii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement, (viii) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (viii) above, (ix) the Shares, (x) Common Stock issued or issuable upon the conversion of any Share, (xi) Common Stock issued or issuable upon the conversion or exchange of any Common Stock described in clause
                           (x) above or this clause (xi), (xii) Facility A Notes Conversion Stock, and (xiii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses
                           (i) through (xii) above or this clause (xii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

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                           2.2.7. Investors. The current definition is deleted
                  and replaced with:

                           "Investors" means ABRY, ABRY/CIP, the Existing Investors, Endeavour and the Endeavour Co-Investors, and their respective heirs, personal representatives, successors and assigns.

                           2.2.8. Registration Rights Agreement. The current
                  definition is deleted and replaced with:

                           "Registration Rights Agreement" shall mean the Third Amended and Restated Stockholders Agreement dated as of June 28, 1996 among the Corporation and the persons signatory thereto, as amended as of December 31, 1996.

                           2.2.9. Stockholders Agreement. The current
                  definition is deleted and replaced with:

                           "Stockholders Agreement" shall mean the Second Amended and Restated Stockholders Agreement dated as of June 28, 1996 among the Corporation and the persons signatory thereto, as amended as of December 31, 1996.

                           2.2.10. Voting Agreement. The current definition is
                  deleted and replaced with:

                           "Voting Agreement" shall mean the Second Amended and Restated Voting Agreement dated as of December 31, 1996.

                  2.3. Equity Securities of the Company. Section 8.c. of the Securities Purchase and Exchange Agreement is amended by adding the following at the end of Section 8.c:

                  c.1 Equity Securities of the Company Upon Closing of the Merger Agreement. As of the Closing (as that term is defined in the Merger Agreement) and immediately thereafter, the authorized Equity Securities of the Company will consist of (a) 27,553,504 shares of Common Stock, (i) of which (A) 15,396,571 shares are voting shares of Class A Common Stock, (B) 156,933 shares are non-voting shares of Class B Common Stock, and (C) 12,000,000 shares are non-voting shares of Class C Common Stock, and (ii) of which 971,208 shares of Class A Common Stock, 18,831.954 shares of Class B Common Stock and 74,488 shares of Class C Common Stock will be issued and outstanding, and (b) 25,249,930 shares of Preferred Stock, of which (v) 750,000 shares will have been designated as the Company's Series A Preferred Stock, of which 746,411.86 shares will be issued and outstanding, (w) 17,201 shares will have been designated as the Company's Series B Preferred Stock, of which 17,200.724 shares will be issued and outstanding, (x) 12,000,000 shares will have been designated as the Company's Series C Preferred Stock, of which 1,656,019.934 shares will be issued and outstanding, (y) 12,000,000 shares will have been designated as the Company's Series D Preferred Stock, of which

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         1,512,833.766 shares will be issued and outstanding, and (z) 482,729 shares will have been designated as the Company's Series E Preferred Stock, of which 482,729 shares will be issued and outstanding.
         Schedule 4 to the First Amendment lists the names of the beneficial holders of all the outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as of the date of the First Amendment. Such issued and outstanding shares of Class A Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock will be, as of the date of the First Amendment and immediately thereafter, duly authorized, validly issued, fully paid and nonassessable. As of the date of the First Amendment and immediately thereafter, neither the Company, Citadel nor DAC will have outstanding any stock or securities convertible or exchangeable for any shares of its Equity Securities, except for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, each of which is convertible into Common Stock, the Series C Preferred Stock, which is convertible into Series D Preferred Stock, the Series D Preferred Stock, which is convertible into Series C Preferred Stock, the Class B Common Stock and the Class C Common Stock, which are convertible into Class A Common Stock, the BofA Warrants, which are exercisable for shares of Class B Common Stock, the Facility A Notes issued in connection with the Closing Advance, and Employee Incentive Securities which are exercisable for Class A Common Stock.

                  As of the Closing (as that term is defined in the Merger Agreement), neither the Company, Citadel nor DAC shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Securities, except as expressly provided in the Stockholders Agreement, as amended as of the date of the First Amendment.

                  As of the Closing (as that term is defined in the Merger Agreement), no holder of Equity Securities or any other security of the Company, Citadel or DAC and no other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance and sale of the Shares and the issuance of Investor Stock, except for certain preemptive rights of the Original Investors in connection with the issuance of the Endeavour Stock that are enumerated in Section 2 of the Stockholders Agreement, which have been waived. Except for the Stockholders Agreement, the Voting Agreement, the BofA Proxy, the Endeavour Proxy, the options previously granted to employees of Citadel, the Wilson Stock Options, the 1996 Equity Incentive Plan and options granted pursuant to the Deschutes Option Exchange Agreements, there are no agreements, arrangements or trusts between or for the benefit of the Company's or any Subsidiary's stockholders with respect to the voting or transfer of the Company's or such Subsidiary's Equity Securities or with respect to any other aspect of the Company's or such Subsidiary's affairs. Neither the Company, Citadel nor DAC have violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Equity Securities.

                  The Common Stock and Preferred Stock of the Company, when issued pursuant to the terms of this Agreement and pursuant to the terms of the Merger Agreement, will have the rights, preferences, and privileges specified in the Sixth Amended and Restated Certificate of Incorporation and will be free and clear of all Liens and restrictions, other than Liens that might have been created or suffered solely by the Holders thereof, and restrictions on transfer imposed by the Securities Act or applicable state securities laws.

                  The Investor Stock is duly authorized and has been reserved for issuance upon conversion of the Investor Stock and the Facility A Notes, and when issued upon such conversion in accordance with the terms of the Sixth Amended and Restated Certificate of Incorporation, or the Facility A Notes, as the case may be, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens and restrictions, other than Liens that might have been created or suffered solely by the Holders thereof.

         3. Representations and Warranties by Company and Citadel. Each of the Company and Citadel remakes each of the representations and warranties contained in Section 8 of the Securities Purchase and Exchange Agreement, as amended by this First Amendment, to the Investors as of the date hereof.

         4. Representations, Warranties and Covenants of the Investors. Each of Endeavour and the Endeavour Co-Investors on behalf of himself, herself or itself, severally and not jointly, makes each of the representations, warranties and covenants contained in Section 9.a of the Securities Purchase and Exchange Agreement, as amended by this First Amendment, to and with the Company as of the date hereof. For purposes of the representations made by Endeavour and the Endeavour Co-Investors pursuant to Section 9.a of the Securities Purchase and Exchange Agreement and this Section 4 the term "Agreement" shall mean this First Amendment and the term "Other Documents" shall mean the Merger Agreement and the other agreements contemplated by the Merger Agreement. Endeavour hereby certifies that it is an accredited investor, as that term is defined in Regulation D, Section 501 of the Securities Act. Each of the Endeavour Co-Investors represents and warrants that he or she is sophisticated in financial matters and is able to evaluate the risks and benefits of the Endeavour Investor Stock being acquired. Each of Endeavour and the Endeavour Co-Investors understands that the Endeavour Investor Stock is being delivered in reliance on exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, and acknowledgments of Endeavour and the Endeavour Co-Investors set forth herein to determine each such Investor's suitability to acquire the Endeavour Investor Stock. Each of Endeavour and the Endeavour Co-Investors is acquiring the Endeavour Investor Stock for such Investor's own accounts without a view to public distribution and, except as contemplated by this Agreement, the Other Documents and the Sixth Amended and Restated Certificate of Incorporation, such Investor has no contract, undertaking, agreement or arrangement to transfer, sell or otherwise dispose of any Endeavour Investor Stock or any interest therein to any Person.

         5. Schedules. Schedules 4 through 13 of the schedules to the Securities Purchase and Exchange Agreement, as amended as of the date hereof, are attached to this First Amendment as Schedules 4 through 13. Each of the Company, Citadel and DAC represent and warrant that the information contained in Schedules 4 through 13 is complete and accurate. Each of Endeavour and the Endeavour Co-Investors represent and warrant that, other than Deschutes, he/she/it does not own in excess of 5 percent (5%) of the voting stock in, or serve as an officer or director of, any company engaged in the ownership or operation of one or more radio stations, television stations or daily newspapers, or serve as a general partner in any partnership engaged in the ownership or operation of one or more radio stations, television stations or daily newspapers.

         6. Notice. All notices and other communications provided for or permitted under the Registration Rights Agreement shall be made pursuant to
Section 12(d) thereof to Endeavour and the Endeavour Co-Investors at the following initial addresses:

         To Endeavour:       The Endeavour Capital Fund Limited Partnership
                             4380 SW Macadam
                             Suite 460
                             Portland, Oregon 97201
                             Attn:   John  von Schlegell
                             Facsimile: (503) 223-1384

         With copy to:       Stephen E. Babson, Esq.
                             Stoel Rives, LLP
                             900 S.W. Fifth Avenue
                             Suite 2300
                             Portland, Oregon 97204
                             Facsimile: (503) 220-2480

         To Endeavour
         Co-Investors:       The Endeavour Capital Fund Limited Partnership
                             4380 SW Macadam
                             Suite 460
                             Portland, Oregon 97201
                             Attn:   John von Schlegell
                             Facsimile: (503) 223-1384

         With copy to:       Stephen E. Babson, Esq.
                             Stoel Rives, LLP
                             900 S.W. Fifth Avenue
                             Suite 2300
                             Portland, Oregon 97204
                             Facsimile: (503) 220-2480

         To DAC:             The same addresses listed for the
                             Company and Citadel in Section 13.c.ii of the Securities Purchase and Exchange
                             Agreement.

         7. Incorporation of Recitals. The Recitals set forth in this First Amendment are incorporated herein.

         8. Choice of Law. It is the intention of the parties that the internal laws, and not the laws of conflicts, of Arizona should govern the enforceability and validity of this First Amendment, the construction of its terms and the interpretation of the rights and duties of the parties; provided, however, that the laws of the State of Nevada shall govern the relationship between the Company and its stockholders.

         5. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         6. Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of the Investors (excluding Endeavour and the Endeavour Co-Investors) incurred in the preparation of this First Amendment, review of the documents and agreements in connection with the transactions described in the Recital hereof and the preparation of additional documents and agreements related to such transactions.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

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               [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                      CITADEL COMMUNICATIONS CORPORATION

                      By  /s/ Lawrence R. Wilson
                         ----------------------------
                      Its
                         ----------------------------

                      ABRY BROADCAST PARTNERS II, L.P.

                      By  ABRY CAPITAL, L.P.
                      Its General partner

                          By   ABRY HOLDINGS, INC.
                          Its General Partner

                               By   /s/ Royce Yudkoff
                                  -----------------------
                               Its
                                  -----------------------
                      ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                      By  ABRY CAPITAL, L.P.
                         -----------------------
                          Its General partner

                          By  ABRY HOLDINGS, INC.
                         -----------------------
                          Its General Partner

                               By /s/ Royce Yudkoff
                                  ----------------------------
                               Its
                                  ----------------------------

               [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                           BAKER, FENTRESS & COMPANY

                           By /s/ Scott E. Smith
                             -----------------------------
                             Its Executive Vice President
                                --------------------------

                           OPPENHEIMER & CO., INC.

                           By
                             -------------------------------
                             Its
                                ----------------------------

                           BANK OF AMERICA ILLINOIS

                           By /s/ Robert F. Perille
                              ------------------------------
                             Its
                                ----------------------------

                           BOFA CO-INVESTORS:

                                    *
                           ---------------------------------
                           Christopher J. Perry
                                    *
                           ---------------------------------
                           Robert F. Perille
                                    *
                           ---------------------------------
                           M. Ann O'Brien
                                    *
                           ---------------------------------
                           Ford S. Bartholow
                                    *
                           ---------------------------------
                           Jeffrey M. Mann
                                    *
                           ---------------------------------
                           Matthew W. Clary
                                    *
                           ---------------------------------
                           Sheryl E. Bartol
                                    *
                           ---------------------------------
                           Andrea P. Joselit

                           * By:  /s/ Robert F. Perille
                                ----------------------------
                                Name:
                                Attorney-In-Fact

               [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECURITIES
                        PURCHASE AND EXCHANGE AGREEMENT]

                                   ENDEAVOUR:

                                   THE ENDEAVOUR CAPITAL FUND LIMITED
                                   PARTNERSHIP

                                   By  DVS Management, Inc.
                                       Its General Partner

                                       By  /s/ John W. Dixon
                                           ------------------------
                                           Its     Chairman
                                           ------------------------

                                   ENDEAVOUR CO-INVESTORS:

                                   /s/ Joseph P. Tennant
                                   --------------------------------
                                   Joseph P. Tennant

                                   THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                                       By: /s/ Richard M. Schafbuch
                                           -------------------------
                                           Richard M. Schafbuch, Trustee

                                       By: /s/ Susan P. Schafbuch
                                           -------------------------
                                           Susan P. Schafbuch, Trustee


                                   BABSON CAPITAL PARTNERS LIMITED
                                   PARTNERSHIP

                                       By  /s/ Stephen E. Babson
                                           -------------------------
                                          Its General Partner
                                             -----------------------

                                           /s/  Tal Johnson
                                           -------------------------
                                           Tal Johnson

                                           /s/  Edward T. Hardy
                                           -------------------------
                                           Edward T. Hardy

                                           /s/  Ralph W. McKee
                                           -------------------------
                                           Ralph W. McKee

                                   EXHIBIT A
       (To First Amendment to Securities Purchase and Exchange Agreement)

                                    FORM OF
                      DESCHUTES OPTION EXCHANGE AGREEMENT

                               LIST OF SCHEDULES
       (To First Amendment to Securities Purchase and Exchange Agreement
                            As of December 31, 1996)

Schedule 4    -    Capitalization

Schedule 5    -    Delivery of Documents

Schedule 6    -    Indebtedness

Schedule 7    -    Litigation

Schedule 8    -    Interested Party Transactions

Schedule 9    -    Licenses and Permits

Schedule 10   -    Insurance

Schedule 11   -    Employee Benefits

Schedule 12   -    Tax Matters

Schedule 13   -    Pending Acquisitions


[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these schedules or exhibits to the Securities Exchange Commission upon request.]